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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):  April 1, 1996

                         ADVANCED MICRO DEVICES, INC.
- -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         DELAWARE                    1-7882            94-1692300
- ----------------------------      ------------     -------------------
(State or other jurisdiction      (Commission      (I.R.S. Employer
     of incorporation)            File Number)     Identification No.)

        One AMD Place,
        P.O. Box 3453
        Sunnyvale, California                         94088-3453
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(address of principal executive offices)              (Zip Code)

Registrant's telephone number,
    including area code:               (408) 732-2400


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Item 5. Other Events.
- ------  -------------

        On April 1, 1996, Advanced Micro Devices, Inc. announced that it expects first quarter revenues will be lower than the prior quarter and that operating results will not meet analysts' expectations.

Item 7. Financial Statements and Exhibits.
- ------  ----------------------------------

(c)  Exhibits:

     99   Press release dated April 1, 1996

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED MICRO DEVICES, INC.
                                              (Registrant)


Date:  April 5, 1996                    By:  /s/ Marvin D. Burkett
                                           ------------------------------------
                                             Marvin D. Burkett
                                             Senior Vice President, Chief
                                             Financial and Administrative
                                             Officer and Treasurer


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